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                                                                    EXHIBIT 23.1


                       [CHISHOLM & ASSOCIATES LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report for the fiscal years ended December 31, 2002 and 2001 dated February 6, 2003, in the Form 8K for S3I Holdings, Inc.


/s/ CHISHOLM & ASSOCIATES

Chisholm & Associates
North Salt Lake, Utah
June 30, 2003